[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(d)

SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 3

Frontier Airlines, Inc.

4545 Airport Way

Denver, Colorado 80239

Re: [***]

Dear Ladies and Gentlemen,

This Second Amended and Restated Letter Agreement No. 3 (hereinafter referred to as this “Letter Agreement”) is entered into as of October 9, 2019 between FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, IT IS AGREED THAT AMENDED AND RESTATED LETTER AGREEMENT NO. 3, DATED AS OF DECEMBER 28, 2017 BETWEEN THE BUYER AND THE SELLER, IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	INTENTIONALLY LEFT BLANK

2.	[***]

2.1	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

(iii)	[***]

(iv)	[***]

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(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

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2.2	Final Price of the Aircraft

Clause 3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“3.2 Final Price of the Aircraft

The “Final Price” of each Aircraft will be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1;

(ii)

the aggregate of all increases or decreases to the Base Price of the Airframe as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1;

(iii)	the Propulsion System Reference Price as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.2;

(iv)

the aggregate of all increases or decreases to the Propulsion System Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion System subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement relating to the Aircraft and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

3.2.1	[***]

3.	[***]

3.1	[***]

(i)	[***]

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(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

4.	GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

Nothing contained in this Letter Agreement [***]

5.	[***]

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6.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

2nd A&R LA 3 -6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry
Its:	Benoît de Saint-Exupéry
Senior Vice President Contracts

Accepted and Agreed FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Its:	Howard Diamond
SVP, General Counsel & Secretary

2nd A&R LA 3